Exhibit 99.1
Press Release
FOR IMMEDIATE RELEASE

SGH REPORTS FOURTH QUARTER AND
FULL YEAR FISCAL 2023 FINANCIAL RESULTS
Record GAAP and Non-GAAP Gross Margins for FY2023
Milpitas, Calif. – October 12, 2023 – SMART Global Holdings, Inc. (“SGH” or the “Company”) (NASDAQ: SGH) today reported financial results for the fourth quarter and full year fiscal 2023.
On June 13, 2023, we entered into an agreement to sell an 81% interest in our SMART Brazil operations. The transaction is expected to close at the end of calendar 2023 or early 2024, subject to required regulatory approvals and satisfaction of customary closing conditions. Accordingly, our SMART Brazil operations are classified as discontinued operations in the accompanying financial statements for all periods presented.
The following discussion relates to our continuing operations, which exclude SMART Brazil.
Fiscal 2023 Highlights for Continuing Operations
•Net sales of $1.44 billion, up 3.3% versus fiscal year 2022
•Record GAAP gross margin of 28.8%, up 80 basis points versus fiscal year 2022
•Record Non-GAAP gross margin of 31.7%, up 250 basis points versus fiscal year 2022
•GAAP EPS of $0.15 versus $0.41 in fiscal year 2022
•Non-GAAP EPS of $2.52 versus $2.65 in fiscal year 2022
Fourth Quarter Fiscal 2023 Highlights for Continuing Operations
•Net sales of $316.7 million, down 12.6% versus the year-ago quarter
•GAAP gross margin of 28.9%, up 290 basis points versus the year-ago quarter
•Non-GAAP gross margin of 31.7%, up 460 basis points versus the year-ago quarter
•GAAP EPS of $1.17 versus $0.18 in the year-ago quarter
•Non-GAAP EPS of $0.35 versus $0.63 in the year-ago quarter
“Throughout fiscal 2023 the team has made significant progress in our transformational journey towards becoming an enterprise solutions company focused on higher quality revenue and improving gross margins. In the fourth quarter, in what remains a challenging global economic environment, non-GAAP gross margin increased to 31.7%, an improvement of 460 basis points from the same period last year, and non-GAAP earnings were $0.35 per share. In addition, we exited the fourth quarter with a strong balance sheet, including cash, cash equivalents and short term investments of $391 million,” commented the Company’s CEO Mark Adams.

Annual Financial Results of Continuing Operations

	GAAP (1)			Non-GAAP (2)
(in thousands, except per share amounts)	FY23	FY22	FY21	FY23	FY22	FY21
Net sales:
Memory Solutions	$443,264	$551,705	$486,205	$443,264	$551,705	$486,205
Intelligent Platform Solutions	749,708	440,986	344,757	749,708	440,986	344,757
LED Solutions	248,278	403,185	224,567	248,278	403,185	224,567
Total net sales	$1,441,250	$1,395,876	$1,055,529	$1,441,250	$1,395,876	$1,055,529

Gross profit	$415,171	$391,045	$237,973	$456,578	$408,082	$257,162
Operating income (loss)	8,745	67,176	(15,706)	179,794	177,461	83,484
Net income (loss) attributable to SGH	7,858	22,372	(43,150)	127,681	139,287	62,122
Diluted earnings (loss) per share	$0.15	$0.41	$(0.89)	$2.52	$2.65	$1.23
Quarterly Financial Results of Continuing Operations

	GAAP (1)			Non-GAAP (2)
(in thousands, except per share amounts)	Q4 FY23	Q3 FY23	Q4 FY22	Q4 FY23	Q3 FY23	Q4 FY22
Net sales:
Memory Solutions	$105,181	$109,458	$134,611	$105,181	$109,458	$134,611
Intelligent Platform Solutions	145,432	170,854	144,730	145,432	170,854	144,730
LED Solutions	66,045	64,106	83,118	66,045	64,106	83,118
Total net sales	$316,658	$344,418	$362,459	$316,658	$344,418	$362,459

Gross profit	$91,585	$100,480	$94,420	$100,300	$108,990	$98,356
Operating income (loss)	(1,639)	(2,386)	23,060	30,295	42,327	41,866
Net income (loss) attributable to SGH	64,841	(19,648)	8,862	18,406	28,731	31,610
Diluted earnings (loss) per share	$1.17	$(0.40)	$0.18	$0.35	$0.57	$0.63
(1)GAAP represents U.S. Generally Accepted Accounting Principles.
(2)Non-GAAP represents GAAP excluding the impact of certain activities. Further information regarding the Company’s use of non-GAAP measures and reconciliations between GAAP and non-GAAP measures is included within this press release.

Business Outlook
As of October 12, 2023, SGH is providing the following financial outlook for its continuing operations for the first quarter of fiscal 2024:

	GAAP Outlook	Adjustments		Non-GAAP Outlook
Net sales	$275 million +/- $25 million	—		$275 million +/- $25 million
Gross margin	28.5% +/- 1%	3%	(A)	31.5% +/- 1%
Operating expenses	$82 million +/- $1 million	($15) million	(B)(C)	$67 million +/- $1 million
Diluted earnings (loss) per share	$(0.16) +/- $0.15	$0.31	(A)(B)(C)(D)	$0.15 +/- $0.15
Diluted shares	55.6 million	(1.6) million		54 million

Non-GAAP adjustments (in millions)
(A) Share-based compensation and amortization of acquisition-related intangibles included in cost of sales	$8
(B) Share-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A	13
(C) Other adjustments included in operating expenses	2
(D) Estimated income tax effects	(6)
$17
Fourth Quarter Fiscal 2023 Earnings Conference Call and Webcast Details
SGH will hold a conference call and webcast to discuss the fourth quarter and full year fiscal 2023 results and related matters today, October 12, 2023, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). Interested parties may access the call by dialing +1-833-470-1428 in the U.S. or +1-929-526-1599 from international locations, using the access code 759938. The earnings presentation and a live webcast of the conference call can be accessed from the Company’s investor relations website (https://ir.smartm.com/investors/default.aspx) where they will remain available for approximately one year.
Use of Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements concerning or regarding future events and the future financial and operating performance of SGH; statements regarding the extent and timing or and expectations regarding SGH’s future revenues and expenses and customer demand; statements regarding sale of the Company’s SMART Brazil operations and expected closing timeline; and statements regarding the business and financial outlook for the next fiscal quarter described under “Business Outlook” above.
These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe,” “could,” and other words of similar meaning. Forward-looking statements provide SGH’s current expectations or forecasts of future events, circumstances, results or aspirations and are subject to a number of significant risks, uncertainties and other factors, many of which are outside of SGH’s control, including but not limited to, issues, delays or complications in integrating the operations of Stratus Technologies; global business and economic conditions and growth trends in technology industries, SGH’s customer markets and various geographic regions; uncertainties in the geopolitical environment; the unpredictable nature of the COVID-19 pandemic; disruptions in SGH’s operations or supply chain as a result of the downstream effects of the COVID-19 pandemic or otherwise; the ability to manage SGH’s cost structure, including SGH’s success in implementing restructuring or other plans intended to improve SGH’s operating efficiency; workforce reductions; uncertainties in the global macro-economic environment; changes in demand for SGH’s segments; changes in trade regulations or adverse developments in international trade relations and agreements; changes in currency exchange rates; availability of our cash and cash equivalents; overall information technology spending; appropriations for government spending; the success of

SGH’s strategic initiatives including additional investments in new products and additional capacity; acquisitions of companies or technologies, the failure to successfully integrate and operate them or customers’ negative reactions to them, including any resulting impairment of goodwill or gain (loss) on extinguishment of debt; the proposed divestiture of SMART Brazil, the failure to execute on the separation and transition of SMART Brazil and its business, the failure to satisfy all conditions to complete the proposed divestiture within the expected timeframe, and the failure to achieve the intended benefits of the sale of SMART Brazil and its business; limitations on, or changes in the availability of, supply of materials and components; fluctuations in material costs; the temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; SGH’s dependence on a select number of customers and timing and volume of customer orders; production or manufacturing difficulties; competitive factors; technological changes; difficulties with, or delays in, the introduction of new products; slowing or contraction of growth in the memory market in Brazil or in the LED market; reduction in, or termination of, incentives for local manufacturing in Brazil; changes to applicable tax regimes or rates; reversal of the valuation allowance for a significant portion of our deferred tax assets, including any potential inability to realize these assets in the future; prices for the end products of SGH’s customers; strikes or labor disputes; deterioration in or loss of relations with any of SGH’s limited number of key vendors; the inability to maintain or expand government business; and the continuing availability of borrowings under term loans and revolving lines of credit and our ability to raise capital through debt or equity financings. These and other risks, uncertainties and factors are described in greater detail under the sections titled “Risk Factors,” “Critical Accounting Estimates,” “Results of Operations,” “Quantitative and Qualitative Disclosures About Market Risk,” and “Liquidity and Capital Resources” contained in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the Company’s other filings with the U.S. Securities and Exchange Commission. In addition, such risks, uncertainties and factors as outlined above and in such filings do not constitute all risks, uncertainties and factors that could cause actual results of SGH to be materially different from such forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements that the Company makes in this press release speak only as of the date of this press release. Except as required by law, SGH does not undertake to update the forward-looking statements contained in this press release to reflect the impact of circumstances or events that may arise after the date that the forward-looking statements were made.
Statement Regarding Use of Non-GAAP Financial Measures
SGH management uses non-GAAP measures to supplement SGH’s financial results under GAAP. Management uses these measures to analyze its operations and make decisions as to future operational plans and believes that this supplemental non-GAAP information is useful to investors in analyzing and assessing the Company’s past and future operating performance. These non-GAAP measures exclude certain items, such as share-based compensation expense, amortization of acquisition-related intangible assets (consisting of amortization of developed technology, customer relationships, trademarks/trade names and backlog acquired in connection with business combinations), acquisition-related inventory adjustments, acquisition-related expenses, restructure charges and integration expenses, impairment of goodwill, changes in the fair value of contingent consideration, gains (losses) from changes in currency exchange rates, amortization of debt discount and other costs, gain (loss) on extinguishment of debt, other infrequent or unusual items and related tax effects and other tax adjustments. While amortization of acquisition-related intangible assets is excluded, the revenues from acquired companies is reflected in the Company’s non-GAAP measures and these intangible assets contribute to revenue generation. Management believes the presentation of operating results that exclude certain items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses adjusted EBITDA, which represents GAAP net income (loss), adjusted for net interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, acquisition-related inventory adjustments, acquisition-related expenses, restructure charges and integration expenses, impairment of goodwill, changes in the fair value of contingent consideration, gain (loss) on extinguishment of debt and other infrequent or unusual items.
Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as they exclude important information about SGH’s financial results, as noted above. The presentation of these adjusted amounts varies from amounts presented in accordance with GAAP and therefore may not be comparable to amounts reported by other companies. In addition, adjusted EBITDA does not purport to represent cash flow provided by, or used for, operating activities in accordance with GAAP and should not be used as a measure of liquidity. Investors are encouraged to review the “Reconciliation of GAAP to Non-GAAP Measures” tables below.
About SMART Global Holdings – SGH
At SGH, we design and develop high-performance, high-availability, enterprise solutions that help our customers solve for the future. Across our computing, memory, and LED lines of business, we focus on serving our customers by providing deep technical knowledge and expertise, custom design engineering, build-to-order flexibility, and a commitment to best-in-class quality.
Learn more about us at SGHcorp.com.

SMART Global Holdings, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Year Ended
	August 25, 2023	May 26, 2023	August 26, 2022	August 25, 2023	August 26, 2022	August 27, 2021
Net sales:
Memory Solutions	$105,181	$109,458	$134,611	$443,264	$551,705	$486,205
Intelligent Platform Solutions	145,432	170,854	144,730	749,708	440,986	344,757
LED Solutions	66,045	64,106	83,118	248,278	403,185	224,567
Total net sales	316,658	344,418	362,459	1,441,250	1,395,876	1,055,529
Cost of sales	225,073	243,938	268,039	1,026,079	1,004,831	817,556
Gross profit	91,585	100,480	94,420	415,171	391,045	237,973

Operating expenses:
Research and development	20,883	20,338	19,160	90,565	77,472	59,933
Selling, general and administrative	65,026	67,914	52,215	260,722	204,839	158,174
Impairment of goodwill	1,534	—	—	19,092	—	—
Change in fair value of contingent consideration	4,100	14,800	—	29,000	41,324	32,400
Other operating (income) expense	1,681	(186)	(15)	7,047	234	3,172
Total operating expenses	93,224	102,866	71,360	406,426	323,869	253,679
Operating income (loss)	(1,639)	(2,386)	23,060	8,745	67,176	(15,706)

Non-operating (income) expense:
Interest expense, net	9,183	9,314	7,485	36,421	24,345	17,141
Other non-operating (income) expense	(462)	354	170	11,837	350	(582)
Total non-operating (income) expense	8,721	9,668	7,655	48,258	24,695	16,559
Income (loss) before taxes	(10,360)	(12,054)	15,405	(39,513)	42,481	(32,265)

Income tax provision (benefit)	(75,890)	7,216	6,075	(49,203)	18,074	9,689
Net income (loss) from continuing operations	65,530	(19,270)	9,330	9,690	24,407	(41,954)
Net income (loss) from discontinued operations, net of tax	(205,685)	(4,807)	11,097	(195,384)	44,185	64,460
Net income (loss)	(140,155)	(24,077)	20,427	(185,694)	68,592	22,506
Net income attributable to noncontrolling interest	689	378	468	1,832	2,035	1,196
Net income (loss) attributable to SGH	$(140,844)	$(24,455)	$19,959	$(187,526)	$66,557	$21,310

Basic earnings (loss) per share:
Continuing operations	$1.28	$(0.40)	$0.18	$0.16	$0.45	$(0.89)
Discontinued operations	(4.05)	(0.10)	0.23	(3.94)	0.90	1.33
	$(2.77)	$(0.50)	$0.41	$(3.78)	$1.35	$0.44

Diluted earnings (loss) per share:
Continuing operations	$1.17	$(0.40)	$0.18	$0.15	$0.41	$(0.89)
Discontinued operations	(3.71)	(0.10)	0.22	(3.80)	0.81	1.33
	$(2.54)	$(0.50)	$0.40	$(3.65)	$1.22	$0.44

Shares used in per share calculations:
Basic	50,807	49,380	49,238	49,566	49,467	48,558
Diluted	55,523	49,380	50,504	51,322	54,443	48,558

SMART Global Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands)
(Unaudited)

	Three Months Ended			Year Ended
	August 25, 2023	May 26, 2023	August 26, 2022	August 25, 2023	August 26, 2022	August 27, 2021
GAAP gross profit	$91,585	$100,480	$94,420	$415,171	$391,045	$237,973
Share-based compensation expense	1,789	1,595	1,569	6,334	6,296	3,871
Amortization of acquisition-related intangibles	5,876	6,704	2,367	25,661	10,741	8,228
Flow-through of inventory step up	—	—	—	2,599	—	7,090
Cost of sales-related restructure	1,050	211	—	6,813	—	—
Non-GAAP gross profit	$100,300	$108,990	$98,356	$456,578	$408,082	$257,162

GAAP gross margin	28.9%	29.2%	26.0%	28.8%	28.0%	22.5%
Effect of adjustments	2.8%	2.4%	1.1%	2.9%	1.2%	1.9%
Non-GAAP gross margin	31.7%	31.6%	27.1%	31.7%	29.2%	24.4%

GAAP operating expenses	$93,224	$102,866	$71,360	$406,426	$323,869	$253,679
Share-based compensation expense	(7,785)	(8,047)	(7,890)	(32,894)	(30,988)	(27,090)
Amortization of acquisition-related intangibles	(5,443)	(4,905)	(3,247)	(18,940)	(12,988)	(12,027)
Acquisition and integration expenses	(2,676)	(8,637)	(3,620)	(20,869)	(7,090)	(5,314)
Impairment of goodwill	(1,534)	—	—	(19,092)	—	—
Change in fair value of contingent consideration	(4,100)	(14,800)	—	(29,000)	(41,324)	(32,400)
Restructure charge	(1,681)	186	15	(7,047)	(234)	(3,172)
Other	—	—	(128)	(1,800)	(624)	2
Non-GAAP operating expenses	$70,005	$66,663	$56,490	$276,784	$230,621	$173,678

GAAP operating income (loss)	$(1,639)	$(2,386)	$23,060	$8,745	$67,176	$(15,706)
Share-based compensation expense	9,574	9,642	9,459	39,228	37,284	30,961
Amortization of acquisition-related intangibles	11,319	11,609	5,614	44,601	23,729	20,255
Flow-through of inventory step up	—	—	—	2,599	—	7,090
Cost of sales-related restructure	1,050	211	—	6,813	—	—
Acquisition and integration expenses	2,676	8,637	3,620	20,869	7,090	5,314
Impairment of goodwill	1,534	—	—	19,092	—	—
Change in fair value of contingent consideration	4,100	14,800	—	29,000	41,324	32,400
Restructure charge	1,681	(186)	(15)	7,047	234	3,172
Other	—	—	128	1,800	624	(2)
Non-GAAP operating income	$30,295	$42,327	$41,866	$179,794	$177,461	$83,484

SMART Global Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Year Ended
	August 25, 2023	May 26, 2023	August 26, 2022	August 25, 2023	August 26, 2022	August 27, 2021
GAAP net income (loss) attributable to SGH	$64,841	$(19,648)	$8,862	$7,858	$22,372	$(43,150)
Share-based compensation expense	9,574	9,642	9,459	39,228	37,284	30,961
Amortization of acquisition-related intangibles	11,319	11,609	5,614	44,601	23,729	20,255
Flow-through of inventory step up	—	—	—	2,599	—	7,090
Cost of sales-related restructure	1,050	211	—	6,813	—	—
Acquisition and integration expenses	2,676	8,637	3,620	20,869	7,090	5,314
Impairment of goodwill	1,534	—	—	19,092	—	—
Change in fair value of contingent consideration	4,100	14,800	—	29,000	41,324	32,400
Restructure charge	1,681	(186)	(15)	7,047	234	3,172
Amortization of debt discount and other costs	1,010	937	2,788	4,064	9,999	8,419
Loss on extinguishment of debt	—	—	—	15,924	653	—
Foreign currency (gains) losses	(276)	410	97	(221)	9	389
Other	—	—	128	1,800	624	(1,004)
Income tax effects	(79,103)	2,319	1,057	(70,993)	(4,031)	(1,724)
Non-GAAP net income attributable to SGH	$18,406	$28,731	$31,610	$127,681	$139,287	$62,122

Weighted-average shares outstanding - Diluted:
GAAP weighted-average shares outstanding	55,523	49,380	50,504	51,322	54,443	48,558
Adjustment for dilutive securities and capped calls	(2,233)	754	—	(558)	(1,851)	2,129
Non-GAAP weighted-average shares outstanding	53,290	50,134	50,504	50,764	52,592	50,687

Diluted earnings (loss) per share from continuing operations:
GAAP diluted earnings (loss) per share	$1.17	$(0.40)	$0.18	$0.15	$0.41	$(0.89)
Effect of adjustments	(0.82)	0.97	0.45	2.37	2.24	2.12
Non-GAAP diluted earnings per share	$0.35	$0.57	$0.63	$2.52	$2.65	$1.23

Net income (loss) attributable to SGH	$64,841	$(19,648)	$8,862	$7,858	$22,372	$(43,150)
Interest expense, net	9,183	9,314	7,485	36,421	24,345	17,141
Income tax provision (benefit)	(75,890)	7,216	6,075	(49,203)	18,074	9,689
Depreciation expense and amortization of intangible assets	18,830	18,554	11,646	71,632	46,665	34,937
Share-based compensation expense	9,574	9,642	9,459	39,228	37,284	30,961
Flow-through of inventory step up	—	—	—	2,599	—	7,090
Cost of sales-related restructure	1,050	211	—	6,813	—	—
Acquisition and integration expenses	2,676	8,637	3,620	20,869	7,090	5,314
Impairment of goodwill	1,534	—	—	19,092	—	—
Change in fair value of contingent consideration	4,100	14,800	—	29,000	41,324	32,400
Restructure charge	1,681	(186)	(15)	7,047	234	3,172
Loss on extinguishment of debt	—	—	—	15,924	653	—
Other	—	—	128	1,800	624	(1,004)
Adjusted EBITDA	$37,579	$48,540	$47,260	$209,080	$198,665	$96,550

SMART Global Holdings, Inc.
Consolidated Balance Sheets
(In thousands)
(Unaudited)

As of	August 25, 2023	August 26, 2022
Assets
Cash and cash equivalents	$365,563	$313,328
Short-term investments	25,251	—
Accounts receivable, net	219,247	355,002
Inventories	174,977	263,768
Other current assets	51,790	33,486
Current assets from discontinued operations	70,574	186,281
Total current assets	907,402	1,151,865
Property and equipment, net	118,734	96,708
Operating lease right-of-use assets	68,444	71,823
Intangible assets, net	160,185	77,812
Goodwill	161,958	55,121
Deferred tax assets	74,085	4,576
Other noncurrent assets	15,150	15,014
Noncurrent assets from discontinued operations	—	99,145
Total assets	$1,505,958	$1,572,064

Liabilities and Equity
Accounts payable and accrued expenses	$182,035	$354,098
Current debt	35,618	8,469
Deferred revenue	48,096	30,780
Other current liabilities	32,731	57,880
Acquisition-related contingent consideration	50,000	—
Current liabilities from discontinued operations	77,770	64,313
Total current liabilities	426,250	515,540
Long-term debt	754,820	575,682
Noncurrent operating lease liabilities	66,407	66,990
Other noncurrent liabilities	29,248	14,835
Noncurrent liabilities from discontinued operations	—	20,471
Total liabilities	1,276,725	1,193,518

Commitments and contingencies

SMART Global Holdings shareholders’ equity:
Ordinary shares	1,726	1,586
Additional paid-in capital	476,703	448,112
Retained earnings	82,457	251,344
Treasury shares	(132,447)	(107,776)
Accumulated other comprehensive income (loss)	(205,964)	(221,655)
Total SGH shareholders’ equity	222,475	371,611
Noncontrolling interest in subsidiary	6,758	6,935
Total equity	229,233	378,546
Total liabilities and equity	$1,505,958	$1,572,064

SMART Global Holdings, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended			Year Ended
	August 25, 2023	May 26, 2023	August 26, 2022	August 25, 2023	August 26, 2022	August 27, 2021
Cash flows from operating activities
Net income (loss)	$(140,155)	$(24,077)	$20,427	$(185,694)	$68,592	$22,506
Net income (loss) from discontinued operations	(205,685)	(4,807)	11,097	(195,384)	44,185	64,460
Net income (loss) from continuing operations	65,530	(19,270)	9,330	9,690	24,407	(41,954)
Adjustments to reconcile net income (loss) from continuing operations to cash provided by operating activities
Depreciation expense and amortization of intangible assets	18,830	18,554	11,646	71,632	46,665	34,937
Amortization of debt discount and issuance costs	1,010	937	2,787	4,064	10,263	8,798
Share-based compensation expense	9,574	9,642	9,459	39,228	37,284	30,961
Impairment of goodwill	1,534	—	—	19,092	—	—
Change in fair value of contingent consideration	4,100	14,800	—	29,000	41,324	32,400
Loss on extinguishment of debt	—	—	—	15,924	653	—
Deferred income taxes, net	(65,228)	(5)	(9)	(63,603)	(20)	(1,982)
Other	701	(809)	51	4,008	582	(598)
Changes in operating assets and liabilities:
Accounts receivable	3,007	(12,525)	(59,249)	162,515	(97,801)	(47,773)
Inventories	28,564	56,413	55,411	95,217	30,733	(99,906)
Other assets	(290)	16,950	(5,926)	6,767	(10,321)	15,415
Accounts payable and accrued expenses and other liabilities	(29,776)	(51,612)	(15,368)	(256,133)	(44,907)	192,542
Payment of acquisition-related contingent consideration	—	—	—	(73,724)	—	—
Net cash provided by operating activities from continuing operations	37,556	33,075	8,132	63,677	38,862	122,840
Net cash provided by (used for) operating activities from discontinued operations	(757)	7,963	12,774	40,710	66,069	30,510
Net cash provided by operating activities	36,799	41,038	20,906	104,387	104,931	153,350

Cash flows from investing activities
Capital expenditures and deposits on equipment	(7,747)	(11,984)	(5,858)	(39,421)	(20,359)	(16,669)
Acquisition of business, net of cash acquired	—	—	—	(213,073)	—	(35,677)
Purchases of held-to-maturity investment securities	(25,015)	—	—	(25,015)	—	—
Other	(4,345)	431	(71)	(3,675)	(875)	(1,121)
Net cash used for investing activities from continuing operations	(37,107)	(11,553)	(5,929)	(281,184)	(21,234)	(53,467)
Net cash used for investing activities from discontinued operations	(11,640)	(1,273)	(2,997)	(17,385)	(17,736)	(30,711)
Net cash used for investing activities	$(48,747)	$(12,826)	$(8,926)	$(298,569)	$(38,970)	$(84,178)

SMART Global Holdings, Inc.
Consolidated Statements of Cash Flows, Continued
(In thousands)
(Unaudited)

	Three Months Ended			Year Ended
	August 25, 2023	May 26, 2023	August 26, 2022	August 25, 2023	August 26, 2022	August 27, 2021
Cash flows from financing activities
Proceeds from debt	$—	$—	$—	$295,287	$270,775	$—
Proceeds from issuance of ordinary shares	34,615	4,180	291	43,045	12,140	14,923
Proceeds from borrowing under line of credit	—	—	—	—	84,000	172,500
Payment of acquisition-related contingent consideration	—	—	—	(28,100)	—	—
Payments to acquire ordinary shares	(7,788)	(660)	(40,431)	(24,671)	(57,231)	(48,513)
Repayments of debt	(7,212)	(7,211)	(1,719)	(21,634)	(126,719)	—
Payment of premium in connection with convertible note exchange	—	—	—	(14,141)	—	—
Net cash paid for settlement and purchase of Capped Calls	—	—	—	(4,304)	—	—
Distribution to noncontrolling interest	—	—	—	(2,009)	(3,773)	—
Repayments of borrowings under line of credit	—	—	—	—	(109,000)	(147,500)
Other	(487)	(688)	(1,242)	(6,252)	(9,547)	(6,138)
Net cash provided by (used for) financing activities from continuing operations	19,128	(4,379)	(43,101)	237,221	60,645	(14,728)
Net cash provided by (used for) financing activities from discontinued operations	(426)	(255)	8,770	(805)	13,234	17,577
Net cash provided by (used for) financing activities	18,702	(4,634)	(34,331)	236,416	73,879	2,849

Effect of changes in currency exchange rates	2,035	813	(1,910)	4,765	239	154
Net increase (decrease) in cash and cash equivalents	8,789	24,391	(24,261)	46,999	140,079	72,175
Cash and cash equivalents at beginning of period	401,275	376,884	387,326	363,065	222,986	150,811
Cash and cash equivalents at end of period	$410,064	$401,275	$363,065	$410,064	$363,065	$222,986

Investor Contact:	PR Contact:
Suzanne Schmidt	Valerie Sassani
Investor Relations	VP of Marketing and Communications
+1-510-360-8596	+1-510-941-8921
ir@sghcorp.com	pr@sghcorp.com